Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Jacek Olczak, Emmanuel Babeau and Darlene Quashie Henry or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 8th day of February, 2023.

/S/ ANDRÉ CALANTZOPOULOS
André Calantzopoulos

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Jacek Olczak, Emmanuel Babeau and Darlene Quashie Henry or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 8th day of February, 2023.

/S/ BONIN BOUGH
Bonin Bough

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Jacek Olczak, Emmanuel Babeau and Darlene Quashie Henry or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 8th day of February, 2023.

/S/ MICHEL COMBES
Michel Combes

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Jacek Olczak, Emmanuel Babeau and Darlene Quashie Henry or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 8th day of February, 2023.

/S/ JUAN JOSÉ DABOUB
Juan José Daboub

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Jacek Olczak, Emmanuel Babeau and Darlene Quashie Henry or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 8th day of February, 2023.

/S/ WERNER GEISSLER
Werner Geissler

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Jacek Olczak, Emmanuel Babeau and Darlene Quashie Henry or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 8th day of February, 2023.

/S/ LISA A. HOOK
Lisa A. Hook

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Jacek Olczak, Emmanuel Babeau and Darlene Quashie Henry or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 8th day of February, 2023.

/S/ JUN MAKIHARA
Jun Makihara

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Jacek Olczak, Emmanuel Babeau and Darlene Quashie Henry or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 8th day of February, 2023.

/S/ KALPANA MORPARIA
Kalpana Morparia

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Jacek Olczak, Emmanuel Babeau and Darlene Quashie Henry or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 8th day of February, 2023.

/S/ LUCIO A. NOTO
Lucio A. Noto

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Jacek Olczak, Emmanuel Babeau and Darlene Quashie Henry or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 8th day of February, 2023.

/S/ FREDERIK PAULSEN
Frederik Paulsen

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Jacek Olczak, Emmanuel Babeau and Darlene Quashie Henry or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 8th day of February, 2023.

/S/ ROBERT B. POLET
Robert B. Polet

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Jacek Olczak, Emmanuel Babeau and Darlene Quashie Henry or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 8th day of February, 2023.

/S/ DESSISLAVA TEMPERLEY
Dessislava Temperley

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Jacek Olczak, Emmanuel Babeau and Darlene Quashie Henry or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 8th day of February, 2023.

/S/ SHLOMO YANAI
Shlomo Yanai